UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2013

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 South Plum Grove Road, Palatine, Illinois	60067
(Address of principal executive offices)	(Zip Code)

(847) 303-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On March 13, 2013, Addus HomeCare Corporation (the “Corporation”) issued a press release announcing its earnings for the fiscal quarter and year ended December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 11, 2013, the Corporation made special, one-time option grants and restricted stock grants under its 2009 Stock Incentive Plan to certain executive officers, which were in addition to, and outside the Corporation’s annual performance-based executive bonus plan. The Corporation granted 100,000 stock options and 50,000 shares of restricted stock to Mark Heaney, the Corporation’s Chief Executive Officer. The Corporation granted 7,500 stock options to Dennis Meulemans, the Corporation’s Chief Financial Officer. The restricted stock and stock options were granted pursuant to a Restricted Stock Award Agreement and Nonqualified Option Award Agreements, as applicable, substantially on the terms of the Corporation’s standard form thereof. The restricted stock and stock options vest equally over a four year period. Each of the foregoing grants was approved by the Corporation’s compensation committee.

Also on March 11, 2013, the Corporation’s compensation committee approved increases in the annual base salary of certain executive officers. Mr. Heaney’s annual base salary increased from $325,000 to $400,000 effective March 11, 2013 and Mr. Meulemans’ annual base salary increased from $250,000 to $265,000 effective March 11, 2013.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release of Addus HomeCare Corporation dated March 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: March 13, 2013	By:	/s/ Dennis Meulemans

	Name:	Dennis Meulemans
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Addus HomeCare Corporation dated March 13, 2013.